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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 26, 2003

                        AirNet Communications Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

       000-28217                                          59-3218138
       ---------                                          ----------
(Commission File Number)                      (IRS Employer Identification No.)


                     3950 Dow Road, Melbourne, Florida 32934
               (Address of Principal Executive Offices) (Zip Code)

                                 (321) 984-1990

              (Registrant's Telephone Number, Including Area Code)

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ITEM 5. OTHER EVENTS

On March 26, 2003, the Registrant reported financial results for the year and quarter ended December 31, 2002.

A press release dated March 26, 2003 announcing this transaction is attached hereto as Exhibit 99.1.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

Exhibit Number   Exhibit Title
--------------   -------------

     99.1        Press Release dated March 26, 2003



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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AirNet Communications Corporation

                                    By: /s/ Joseph F. Gerrity
                                    -----------------------------------
                                            Joseph F. Gerrity
                                            Vice President, Finance &
Date: March 26, 2003                        Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit Number   Exhibit Title
--------------   -------------

     99.1        Press Release dated March 26, 2003




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